UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 6, 2024

METAWORKS PLATFORMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55049	27-3098487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Oakland Hills Court, Fairfield, CA 94534

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 424.570.9446

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Nil	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On January 6, 2024, we issued 920,000 shares of common stock of our company at a deemed price of US$0.02 per share in settlement of debt in the amount of US$18,400 in consideration for services rendered to our company. We issued these shares to Scott Gallagher, the president of our company.

We issued these shares to one U.S. Person (as that term is defined in Regulation S of the Securities Act of 1933) and in issuing these shares, we relied on the exemption from the registration requirements of the Securities Act of 1933 provided by Section 4(a)(2) of the Securities Act of 1933 and/or Rule 506 promulgated under the Securities Act of 1933.

Disclosure Required by MI 61-101

Scott Gallagher, the president of our company, was issued 920,000 shares of our common stock at a deemed price of US$0.02 per share in settlement of debt in the amount of US$18,400. This debt settlement constituted a “related party transaction” within the meaning of Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions (“MI 61-101”).

The following supplementary information is provided in accordance with Section 5.2 of MI 61-101.

(a) a description of the transaction and its material terms:

We entered into a debt settlement and subscription agreement with Scott Gallagher, whereby Scott Gallagher agreed to accept 920,000 shares of our common stock at a deemed price of US$0.02 per share in settlement of debt in the amount of US$18,400.

(b) the purpose and business reasons for the transaction:

The shares were issued to settle debt.

(c) the anticipated effect of the transaction on the issuer’s business and affairs:

See item (b).

(d) a description of:

(i) the interest in the transaction of every interested party and of the related parties and associated entities of the interested parties:

See item (a).

(ii) the anticipated effect of the transaction on the percentage of securities of the issuer, or of an affiliated entity of the issuer, beneficially owned or controlled by each person or company referred to in subparagraph (i) for which there would be a material change in that percentage:

The following table sets out the effect of the debt settlement on the percentage of securities of our company beneficially owned or controlled by Scott Gallagher:

Name and Position	Dollar Amount of Shares Purchased	Number of Shares Purchased	No. of Shares Held prior to Closing of the Debt Settlement	Percentage of Issued and Outstanding Shares prior to Closing of the Debt Settlement	No. of Shares Held After Closing of the Debt Settlement	Percentage of Issued and Outstanding Shares After Closing of the Debt Settlement
Scott Gallagher President	US$18,400	920,000 Shares of Common Stock	Undiluted: 385,714 Diluted: 5,052,380(1)	Undiluted: 0.35%(2) Diluted: 4.45%(3)	Undiluted: 1,305,714 Diluted: 5,972,380(5)	Undiluted: 1.19%(4) Diluted: 5.22%(6)

(1)	Comprised of: (i) 385,714 shares of our common stock and 4,666,666 options to purchase shares of our common stock exercisable within 60 days, held by Mr. Gallagher.
(2)	Based on 108,807,923 shares outstanding prior to the completion of the debt settlement.
(3)	Based on 113,474,589 shares comprised of: (i) 108,807,923 shares outstanding prior to the completion of the debt settlement and (ii) 4,666,666 shares that may be issuable on exercise of options held by Mr. Gallagher.
(4)	Based on 109,727,923 shares outstanding after the completion of the debt settlement and issuance of shares for services rendered to our company.
(5)	Comprised of: (i) 1,305,714 shares of our common stock and 4,666,666 options to purchase shares of our common stock exercisable within 60 days, held by Mr. Gallagher.
(6)	Based on 114,394,589 shares comprised of: (i) 109,727,923 shares outstanding after the completion of the debt settlement and issuance of shares for services rendered to our company and (ii) 4,666,666 shares that may be issuable on exercise of options held by Mr. Gallagher.

(e) unless this information will be included in another disclosure document for the transaction, a discussion of the review and approval process adopted by the board of directors and the special committee, if any, of the issuer for the transaction, including a discussion of any materially contrary view or abstention by a director and any material disagreement between the board and the special committee:

The debt settlement was approved by a directors resolution of the board of directors of our company. A special committee was not established in connection with the approval of the debt settlement with Mr. Gallagher, and no materially contrary view or abstention was expressed or made by any director.

(f) a summary in accordance with section 6.5 of MI 61-101, of the formal valuation, if any, obtained for the transaction, unless the formal valuation is included in its entirety in the material change report or will be included in its entirety in another disclosure document for the transaction:

Not applicable.

(g) disclosure, in accordance with section 6.8 of MI 61-101, of every prior valuation in respect of the issuer that related to the subject matter of or is otherwise relevant to the transaction:

(i) that has been made in the 24 months before the date of the material change report:

Not applicable.

(ii) the existence of which is known, after reasonable enquiry, to the issuer or to any director or officer of the issuer:

Not applicable.

(h) the general nature and material terms of any agreement entered into by the issuer, or a related party of the issuer, with an interested party or a joint actor with an interested party, in connection with the transaction:

See item (a).

(i) disclosure of the formal valuation and minority approval exemptions, if any, on which the issuer is relying under sections 5.5 and 5.7 of MI 61-101 respectively, and the facts supporting reliance on the exemptions:

The issuance of 920,000 shares to Scott Gallagher was exempt (i) from the valuation requirement of MI 61-101 by virtue of the exemptions contained in section 5.5(b) of MI 61-101 as shares of our common stock are not listed on a specified market, and (ii) from the minority shareholder approval requirements of MI 61-101 by virtue of the exemption contained in section 5.7(a) of MI 61-101 in that the fair market value of the shares subscribed by Mr. Gallagher did not exceed 25% of our company’s market capitalization.

As this current report on Form 8-K is being filed less than 21 days before the closing of the debt settlement with Mr. Gallagher, there is a requirement under MI 61-101 to explain why the shorter period was reasonable or necessary in the circumstances. In the view of our company, it was necessary to immediately close the debt settlement with Mr. Gallagher to improve our company’s financial position and therefore, such shorter period was reasonable and necessary in the circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAWORKS PLATFORMS, INC.

/s/ Scott Gallagher
Scott Gallagher
President

January 8, 2024